EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PRECISION PETROLEUM CORPORATION (the "Company") on Form 10-K for the year ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Porterfield, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 13, 2009

By:           _/s/ Richard Porterfield_________________________
Richard Porterfield
President, Chief Executive Officer and principal executive officer